Supplement dated December 19, 2016 to

Prospectuses dated May 1, 2016, as supplemented, for:

●	MassMutual Artistry
●	MassMutual Capital Vantage®
●	MassMutual EvolutionSM
●	MassMutual Transitions SelectSM
●	MassMutual Transitions SelectSM II
●	MassMutual Transitions®
●	Panorama Premier
●	Strategic Group Variable Universal Life® II

Effective December 7, 2016:

Loomis, Sayles & Company, L.P. replaced Rainier Investment Management, LLC as Sub-Adviser to the MML Large Cap Growth Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, our Customer Service Center, or visit us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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